SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 22, 2006
ALBERTSON’S, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6187 (Commission File Number)	82-0184434 (IRS Employer Identification Number)

250 Parkcenter Blvd., PO Box 20 Boise, Idaho	83726
(Address of Principal Executive Offices)	(Zip Code)

(208) 395-6200 Registrant’s telephone number, including area code
n/a
(Former Name and Address,
If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
     On January 22, 2006, Albertson’s, Inc. (“Albertson’s”), CVS Corporation, (“CVS”) a consortium of investors including Cerberus Capital Management, L.P., Kimco Realty Corporation, Lubert-Adler Management, Inc. and Schottenstein Stores Corporation (such investors collectively, the “Cerberus Group”), and SUPERVALU INC. (“Supervalu”) agreed to enter into a series of transactions pursuant to which, among other things, Albertson’s would transfer assets and certain liabilities that relate to its standalone drug stores to CVS Pharmacy, Inc. (“CVS Pharmacy”), a wholly owned subsidiary of CVS (the “Standalone Drug Sale”) and would transfer assets and liabilities associated with its other operations in specified metropolitan areas to the Cerberus Group (the “Core Separation”), after which Albertson’s remaining business would be combined with Supervalu’s business pursuant to a merger (the “Supervalu Merger”, and, together with the Standalone Drug Sale and Core Separation, the “Transactions”). The Transactions are conditioned upon one another.
     The proposed Standalone Drug Sale is subject to that certain Asset Purchase Agreement (the “Standalone Drug Sale Agreement”) by and among CVS, CVS Pharmacy, Supervalu, Albertson’s, New Aloha Corporation, a wholly-owned subsidiary of Albertson's (“New Diamond”) and certain other entities affiliated with Albertson’s. Under the Standalone Drug Sale Agreement, CVS Pharmacy has agreed to purchase specified assets primarily related to Albertson’s standalone drug business, including, among other things, approximately 700 standalone drugstore, certain related owned real estate interests and a distribution center in La Habra, California. In connection with the transaction, CVS Pharmacy has also agreed to assume certain related liabilities. In addition to being conditioned on the other Transactions, the Standalone Drug Sale is subject to the satisfaction of other customary conditions, including governmental and regulatory approvals.
     The proposed Core Separation is subject to that certain Purchase and Separation Agreement (the “Separation Agreement”) by and among Albertson’s, New Diamond, Supervalu and AB Acquisition LLC, an affiliate of the Cerberus Group (“AB”). The Separation Agreement provides for, among other things, causing New Diamond to become a holding company for Albertsons and the division of Albertson’s assets and liabilities (other than those to be purchased and assumed, respectively, by CVS Pharmacy as described above) between those associated with Albertson’s core business (which would be transferred to New Diamond) and those associated with Albertson’s non-core business (which would remain with Albertson’s).
     The core business includes approximately 1124 stores and related support operations for Acme Markets, Bristol Farms, Jewel-Osco, Shaw’s, and Star Markets, as well as all Albertsons banner stores in Idaho, Southern Nevada, Utah, Southern California, and the Northwestern US. The non-core business includes approximately 655 Albertsons and Super Saver banner stores and related distribution centers and offices in Albertsons’ Dallas/Fort Worth division, and in the Florida, Northern California, Rocky Mountain and Southwestern regions. Both the core and non-core businesses include, among other things, grocery stores with in-store pharmacies as well as those without. After the consummation of the transactions contemplated by the Separation Agreement, the Cerberus Group would own the equity interests of Albertson’s, which would own the non-core business, and New Diamond would own the core business. New

Diamond would thereafter be acquired by Supervalu pursuant to the merger described below. In addition to being conditioned on the other Transactions, the Core Separation is subject to the satisfaction of other customary conditions, including governmental and regulatory approvals.
     The proposed Supervalu Merger is subject to that certain Agreement and Plan of Merger (the “Merger Agreement” together with the Standalone Drug Sale Agreement and the Separation Agreement, the “Agreements”), by and among Albertson’s, New Diamond, New Diamond Sub, Inc., a wholly-owned subsidiary of New Diamond (“New Diamond Sub”), Supervalu and Emerald Acquisition Sub, Inc., a newly-organized wholly-owned subsidiary of Supervalu (“Merger Sub”). Under the Merger Agreement, New Diamond would become a wholly owned subsidiary of Supervalu as a result of the Supervalu Merger, in which each share of Albertson’s common stock would be converted into the right to receive (1) 0.182 shares of common stock of Supervalu and (2) $20.35 in cash. In addition to being conditioned on the other Transactions, the Supervalu Merger is subject to the approval of the stockholders of Supervalu and Albertson’s and the satisfaction of other customary conditions, including governmental and regulatory approvals. The Transactions are not subject to a financing condition.
     Prior to the entry into the Agreements, Supervalu sold its retail grocery stores operating under the “Cub” banner in the Chicago and Bloomington, Illinois metropolitan areas to an affiliate of Cerberus Capital Management, L.P.
     In addition, the board of directors of Albertson’s approved an amendment to the Albertson’s, Inc. Change in Control Severance Benefit Trust, which provides that Albertson’s entry into the Merger Agreement will not constitute a “Potential Change in Control” for the purpose of such trust.
     The Agreements are filed pursuant to Item 9.01 as Exhibits 2.01, 2.02, and 2.03. The foregoing description of the Agreements and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the Agreements which are filed as an exhibit hereto, and is incorporated herein by reference.
Item 9.01.           Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Document Designation

2.01	Agreement and Plan of Merger, among Albertson’s, Inc., New Aloha Corporation, New Diamond Sub, Inc., SUPERVALU INC., and Emerald Acquisition Sub, Inc., dated as of January 22, 2006.
2.02	Purchase and Separation Agreement, by and among Albertson’s, Inc., New Aloha Corporation, SUPERVALU, INC. and AB Acquisition LLC, dated as of January 22, 2006.
2.03	Asset Purchase Agreement, among CVS Corporation, CVS Pharmacy, Inc., Albertson’s, Inc., SUPERVALU INC., New Aloha

Corporation, and the other sellers thereto, dated as of January 22, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 24, 2006

ALBERTSON’S, INC.
By:	/s/ John R. Sims
	Name:	John R. Sims
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

2.01	Agreement and Plan of Merger, among Albertson’s, Inc., New Aloha Corporation, New Diamond Sub, Inc., SUPERVALU INC., and Emerald Acquisition Sub, Inc., dated as of January 22, 2006.
2.02	Purchase and Separation Agreement, by and among Albertson’s, Inc., New Aloha Corporation, SUPERVALU, INC. and AB Acquisition LLC, dated as of January 22, 2006.
2.03	Asset Purchase Agreement, among CVS Corporation, CVS Pharmacy, Inc., Albertson’s, Inc., SUPERVALU INC., New Aloha Corporation, and the other sellers thereto, dated as of January 22, 2006.